Exhibit 99.1(b)

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HAMPTON ROADS BANKSHARES

History Net Income

$6
$5
$4
$3
$2
$1
$
In millions
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

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HAMPTON ROADS BANKSHARES

Market

Williamsburg
64
Newport News
Hampton
13
664
564
Norfolk
Virginia Beach
58
264
464
64
58
Suffolk
Chesapeake
17

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HAMPTON ROADS BANKSHARES

Market

Williamsburg
64
Newport News
13
Hampton
664
564
Norfolk
Virginia Beach
58
264
464
64
58
Suffolk
Chesapeake
17

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HAMPTON ROADS BANKSHARES

Net Income

In millions

$6
$5
$4
$3
$2
$1
$
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Sep-06

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HAMPTON ROADS BANKSHARES

Return on Average Assets

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Sep-06

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Net Interest Margin

HAMPTON ROADS BANKSHARES
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Gold indicates Hampton Roads Bankshares; Green indicates peer average.
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Jun-06
Sep-06

*Peer Average Source: Federal Financial Institutions Examination Council

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HAMPTON ROADS BANKSHARES

Balance Sheet Growth

In Millions

$500
$450
$400
$350
$300
$250
$200
Sept. 2005
Sept. 2006
Loans
Deposits
Assets

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Loan Portfolio Composition

5%
7%
30%
20%
38%
Construction & Development
Commercial R/E
Commercial
Residential R/E
Retail

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HAMPTON ROADS BANKSHARES

Analysis of Deposits

Transaction Accounts = 61%

30%
12%
19%
39%
Demand
Interest Checking
Savings
CDs

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HAMPTON ROADS
BANKSHARES

America s Community Bankers

Investors Conference

November 2, 2006

Forward Looking Statement

•

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results.  Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission.

HAMPTON ROADS BANKSHARES	History

•	Bank of Hampton Roads
	•	Opened December 1987
		•	Celebrate 20th anniversary next year

•	Simple Operating Philosophy
	•	“Treat others like you want to be treated yourself.”
		•	ENJOY BANKING

[GRAPHIC APPEARS HERE]

HAMPTON ROADS BANKSHARES	History

•	Initially sold stock at community events and “door to door”
	•	Grass roots effort, no broker assistance
		•	Raised $5 million in 40 days
		•	Fastest start ever for a Virginia-based community bank

[GRAPHIC APPEARS HERE]

HAMPTON ROADS BANKSHARES	History

•	Capital increased from steady earnings and shareholder support
	•	Dividend Reinvestment Plan
• $14,283,069 or 67% of all dividends paid
	•	Optional Cash Purchase Plan
	•	Acquisition of Coastal Virginia Bank

[GRAPHIC APPEARS HERE]

HAMPTON ROADS BANKSHARES	History Net Income

•	Company profitable in 1988
•	Legacy of record earnings
•	Performance-driven culture

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	History

•	First time back to market this summer
	•	Rights Offering
		•	Fully subscribed
		•	670,000 shares
	•	Public Offering
		•	Fully subscribed
		•	1,179,200 shares
	•	Raised $19 million
		•	Increased bank’s legal lending limit
		•	Provides capital for growth

HAMPTON ROADS BANKSHARES	History

•	Applied and approved for NASDAQ Capital Market listing in summer 2006
	•	Improves visibility and marketability of stock
	•	Shares are traded under the symbol HMPR

[GRAPHICS APPEARS HERE]

HAMPTON ROADS BANKSHARES	Market

•	Hampton Roads
	•	Extends from Williamsburg to Virginia Beach
	•	Bank focuses on South Hampton Roads
• Norfolk, Virginia Beach, Chesapeake and Suffolk

[GRAPHIC APPEARS HERE]

HAMPTON ROADS BANKSHARES	Market

•	Population - 2005
	•	Hampton Roads
		•	1.7 million
	•	South Hampton Roads
		•	~ 1 million
	•	4th largest metropolitan area in the southeastern United States
		•	Largest between Atlanta and Washington, D.C.

[GRAPHIC APPEARS HERE]

HAMPTON ROADS BANKSHARES	Diversified Economy

•	Military
•	Tourism
•	Port
•	Shipbuilding Repair and Maintenance
•	Technology
•	Health Care
•	Education

[GRAPHICS APPEARS HERE]

HAMPTON ROADS BANKSHARES	Market/ Diversified Economy

•	Norfolk Southern Corp.
•	Dollar Tree Stores, Inc.
•	The Christian Broadcasting Network - CBN
•	Northrop Grumman Corp. – Newport News
•	Landmark Communications
•	Smithfield Foods
•	STIHL Incorporated
•	Amerigroup Corporation

HAMPTON ROADS BANKSHARES	Market

•	Bank of Hampton Roads has more branch offices than any other bank headquartered in the area
	•	17 offices
		•	Soon to be 18
	•	Growth potential
		•	Core deposits
		•	Loans

[GRAPHIC APPEARS HERE]

HAMPTON ROADS BANKSHARES	Net Income In millions

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	Return on Average Assets

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	Net Interest Margin

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	Balance Sheet Growth In Millions

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	Loan Portfolio Composition

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	Analysis of Deposits

[CHART APPEARS HERE]

HAMPTON ROADS BANKSHARES	Balance Sheet

•	Liquid Asset Portfolios
•	Low Cost Funding
•	Strong Credit Quality
•	Strong Capital

HAMPTON ROADS BANKSHARES	Growth

•	Relocated corporate headquarters to Norfolk in November 2005
	•	Norfolk is the center of the Hampton Roads financial district

[GRAPHICS APPEARS HERE]

HAMPTON ROADS BANKSHARES	Growth

•	Restructured Board
	•	10 Members
	•	Spring 2006
		•	Retirements/Additions
• Director Emeritus Program
		•	New Enthusiasm
		•	New Perspective
		•	New Business

HAMPTON ROADS BANKSHARES	Growth

•	Stock Offering
	•	Raised capital to support growth
	•	Increased legal lending limit
	•	Improved competitive position in market

HAMPTON ROADS BANKSHARES	Growth

•	New Employees
	•	Additional lenders
	•	Business development officer

•	Acquisitions

[GRAPHICS APPEARS HERE]

HAMPTON ROADS BANKSHARES	Initiatives/ Profitability

•	Increased emphasis on growth without changing philosophy about profitability
•	Growth important to leverage new capital
•	Build return on shareholder’s investments
•	Focus on rate of growth in earnings per share

HAMPTON ROADS
BANKSHARES